Exhibit 99.1

BlueLinx Holdings Inc. February 2014 “To be leaders delivering value and global solutions through continuous innovation and exceptional service”

www.bluelinxco.com 2 BlueLinx Holdings Inc.  Forward - Looking Statement Safe Harbor - This presentation includes "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . All of these forward - looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain . Forward - looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward - looking statements . These risks and uncertainties may include, among other things : changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market ; general economic and business conditions in the United States ; the activities of competitors ; changes in significant operating expenses ; changes in the availability of capital ; the ability to identify acquisition opportunities and effectively and cost - efficiently integrate acquisitions ; adverse weather patterns or conditions ; acts of war or terrorist activities ; variations in the performance of the financial markets ; and other factors described in the "Risk Factors" section in our Annual Report on Form 10 - K for the fiscal year ended January 4 , 2014 , and in our other periodic reports filed with the SEC . In addition, the statements in this presentation are made as of February 24 , 2014 . We undertake no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise . These forward - looking statements should not be relied upon as representing our views as of any date subsequent to February 24 , 2014 . Use of Non - GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures . This non - GAAP adjusted financial information is provided as additional information for investors . These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future . These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business . The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States .

Company Overview

Company Overview

- Leading provider of building products distribution services with 50 U.S. locations
- Most comprehensive nationwide footprint in the highly fragmented building products distribution industry
- Deliver over 10,000 specialty and structural products from over 750 suppliers to more than 11,500 customers
- Milling and fabrication services
- Advanced IT platform provides superior market intelligence to customers and suppliers
- Centralized management model complemented by regional sales focus
- Listed on the NYSE under the symbol BXC

Financial Performance ($ in Millions)



Comparable Net Sales
+$244
$1,803
$2,047
2012
2013
PF Adjusted EBITDA
+$16
$6
$22
2012
2013¹

(1) 2013PF Adj. EBITDA reflects normalized Structural margin, annualized cost reductions, and add back EBITDA loss week of December 29, 2013 (see page 22 for reconciliation)

Sales by Product Category



Specialty
Structural
45%
55%
2013

BlueLinx America's Building Products Distributor
4
www.bluelinxco.com

Company History & Timeline

An evolution of BlueLinx' business strategy

May 2004
Georgia-Pacific sells the assets of the Distribution Division (founded in 1954) to BlueLinx

December 2004
BlueLinx completes its IPO

2006-Present
BlueLinx begins to increase program and private label initiatives, lessen dependence on Georgia-Pacific, and increase global sourcing; opens global sourcing office in China

2006
BlueLinx increases sales focus on specialty products; initiates a series of upgrades and enhancements to advance its integrated technology platform

2011
BlueLinx introduces ProLine, its private label product line of low maintenance trim

2012
BlueLinx introduces onCENTER branded engineered products

2013
BlueLinx introduces expanded eCommerce site; Sales top $2+ billion for the first time since 2008

BlueLinx' strategy has evolved from a plywood distribution outlet for Georgia-Pacific to a leading distributor to the building products industry

BlueLinx America's Building Products Distributor
5
www.bluelinxco.com

www.bluelinxco.com 6 Comprehensive Product Offering • One of the industry’s broadest product offerings with over 10,000 branded and private - label products encompassing 70,000 SKUs • Provides significant cross - selling opportunities to drive BlueLinx’ revenue growth across multiple product lines • Simplified single source solution for customers of all sizes • Growing portfolio of private - label and eco - friendly products • Outdoor Living • Hardwood Plywood • Insulation • Specialty Metal Products • Lumber • Plywood • Rebar • Moulding • Roofing • Engineered Lumber • Siding Specialty Products Structural Products • Remesh • OSB Representative Products Representative Products

www.bluelinxco.com 7 The Right Products…To The Right Place… Product resources, knowledgeable staff & nationwide foot print make us a valuable partner to vendors and customers - ensuring products make it to the right place at the right time Percentages shown represent estimated revenue by customer type and end use market Building Product Manufacturers Dealer, National Pro Dealer, & Specialty Distributor 63% Industrial & Manufactured Housing 24% National Retail 13% End Use Markets Single - Family Housing Starts 39% Multi - Family Housing Starts 4% Repair & Remodel 37% Industrial and Other 17% Manufactured Housing 3% Value to Manufacturers Value to Customers • Reliable channel to market • Consistent production runs • Limited inventory investment Limited credit risk and receivable investment • Potential demand creation for early life cycle products • Nationwide sales representation • Broad market intelligence • Reliable source of comprehensive product offering • Unique break bulk quantities • Near 100% fill rates Limited vendors, inventory investment & related carrying costs • Just - in - time deliveries • Distinct safety stock • Wide variety of distribution services • Extensive sales knowledge and product training

www.bluelinxco.com 8 New CEO Recent Operational and Strategic Initiatives Reduced Fixed Costs Gross Margin Performance Reorganized Operations Emphasis on Pricing Expansion • Mitch Lewis, Chief Executive Officer, started in January 2014 • Extensive North America building products experience • CEO of Euramax from 2008 to 2013 • BlueLinx reduced fixed costs by $13.2 million in 2013 through headquarters rationalization • Margin emphasis led to 1.3% improvement in Q4 Structural gross margin relative to full year 2013 • Reorganizing operations structure to capitalize on best practices and economies of scale • Facility rationalization will continue as appropriate • Developing analytical tools to alleviate underperforming customers and products • Training all appropriate employees • Cross - selling into high margin opportunities

www.bluelinxco.com 9 Key Investment Highlights Leading, National Distribution Platform Poised to Benefit from the Rebound in Housing Activity Diversified and Established Customer Base with Long - Term Relationships Low Capital Requirements and Significant Available Capacity for Growth State - of - the - Art Technology & Logistics Experienced Management Team

www.bluelinxco.com Leading, National Distribution Platform • Leading distributor of building products in North America with 50 facilities across the United States – Only “ pure ” distributor among five largest distributors • Comprehensive nationwide presence critical to blue - chip suppliers, national dealers, and home improvement retailers that require dependable distribution of standardized products coast - to - coast • Expansive footprint offers geographic revenue diversity and broad, unparalleled market intelligence • Maintain the industry ’ s largest privately - owned fleet with over 400 trucks • Ability to leverage platform to existing customers with additional products 10

www.bluelinxco.com 11 Poised to Benefit from the Rebound in Housing Activity Housing Starts Expenditures for Residential Improvements Impact of Housing Starts End Market Exposure (Housing Starts in 000s) Industrial and Other 17% Residential 83% Single - Family Housing Starts 39% Repair & Remodel 37% Multi - Family Housing Starts 4% Manufactured Housing 3% Source: U.S. Census Bureau, National Association of Realtors (1) 2013PF Adj. EBITDA reflects normalized Structural margin, annualized cost reductions, and add back EBITDA loss week of December 29, 2013 (see page 22 for reconciliation) (2) Contribution margin calculated as (change in Adj. EBITDA) / (change in comparable sales) Source: U.S. Census Bureau, National Association of Realtors Source: Joint Center for Housing Studies of Harvard University Note: Represents four - quarter moving totals ($ in Billions) 2011 2012 2013 2014E ($ in Millions) Illustrative impact of additional 100K of Single Family Housing Starts 535K 618K 100K $293 $6 $22 $19 2013 contribution margin of ~6.5% on incremental sales 1,2

Diversified and Established Customer Base with Long-Term Relationships

- National distributor of building products to over 11,500 customers with approximately 25,000 locations
- Offers customers superior, reliable service, break bulk quantities, near 100% fill rates, reduced inventory costs, and a wide variety of distribution services
- Customers include blue-chip names with the national reach and financial stability to gain significant market share through expected housing market rebound
- Services customers through three primary distribution channels:
  – *Warehouse Sales*: Delivered from BlueLinx warehouses to customers
  – *Direct Sales*: Shipped from the manufacturer to the customer without BlueLinx taking physical inventory possession
  – *Reload Sales*: Shipped from third-party warehouses where BlueLinx stores its owned products
- No single customer represents more than ~6% of sales

Low customer concentration risk



Top 10
22%
Top 50
34%
Other
66%

Key Customer Segments

	Home Improvement Centers	National Dealers	Regional Dealers	Industrial	Manufactured Housing
Overview	• Retailers of building products with national scale	• Sellers of building products to contractors, builders, renovators, and other end users of building products servicing the residential and commercial end markets	• Sellers of building products to contractors, builders, renovators, and other end users of building products servicing regional and local construction markets	• Makers of furniture, wood crates, mass transit, and other industrial wood products	• Makers of manufactured housing and mobile homes
Selected Customers	Lowe's; The Home Depot	Builders FirstSource; Stock Building Supply; ProBuild; 84 Lumber; ABC Supply Co. Inc.	Carter Lumber The Yard; Hammond Lumber Company; U.S. LBM	Haworth; Ethan Allen; Blue Bird	Champion; Forest River; Clayton Homes

BlueLinx
America's Building Products Distributor
12
www.bluelinxco.com

www.bluelinxco.com 13 Low Capital Requirements and Significant Available Capacity for Growth Capital Expenditures • Company averaged $4.0 million in annual capital expenditures over last five years • No significant capital needs required for maintenance of business • Low asset utilization affords scale and operating leverage opportunities ($ in Millions) 2011 includes $4.1M for new facility in Nashville, TN

State-of-the-Art Technology & Logistics

- Superior, proprietary systems provide real-time information to manage inventory levels, optimize logistics, and analyze profitability by product, customer, and location
  - Enhances customer service
  - Provides unequaled market intelligence
  - Improves operational efficiency
  - Ensures more informed pricing, routing, and inventory management decisions

Year	Summary of Key Recent Investments
2008	Incorporated supply chain software from JDA Software Group Inc. to better forecast and meet product demand nationwide
2008	Introduced INFOR business analytics tools for financial reporting, inventory management, and logistics analysis
2009	Installed PeopleNet on-board computers on all Company tractors to enable real-time order and truck tracking, paperless driver logs, and accident reporting
2010	Implemented Connect telephony interface which provides call force with detailed customer and purchasing data
2011	Replaced legacy routing tool with a sophisticated system integrated into on-board computers and systems from Appian Logistics Software Inc.
2011	Launched My BlueLinx Online offering customers access to order and shipping data; additional phases of the e-commerce platform include an e-catelog and e-store
2012	Introduced DOMA® Whole House Software application linking current FASTBeam™ application with 3D modeling program for structural design, material requirements, and pricing for engineered lumber floors and roofs
2012	Partnered with IBM to develop full e-Commerce solution with e-Catalog and e-Store
2013	Introduced expanded eCommerce site: online local sales catalog and eDesk (home centers)

BlueLinx
America's Building Products Distributor
14
www.bluelinxco.com

www.bluelinxco.com Draft Experienced Management Team Employees Summary • Highly experienced employee base • BlueLinx maintains excellent relations with its workforce and representing unions Executive Management Team • Management possesses deep industry knowledge and distribution expertise • Senior leadership has been in the industry for an average of almost 16 years • Management has implemented a number of initiatives to position the Company for profitable growth Mitch Lewis President And Chief Executive Officer Doug Goforth Chief Financial Officer and Treasurer Bob McKagen Senior Vice President Sales & Business Development Jim Herbig Senior Vice President Supply Chain Gary Cummings Vice President Logistics – Real Estate Sara Epstein Vice President and General Counsel Jim Soggs Vice President Human Resources 15

Financial Overview

www.bluelinxco.com 17 Summary Historical Financials Gross Revenue Gross Revenue by Product Type Gross Margins Adjusted EBITDA ($ in Millions) (Housing Starts in 000s) ($ in Millions) 56.2% 43.8% 45.5% 54.5% 60.6% 39.4% 58.2% 41.8% 55.3% 44.7% ($ in Millions) ($ in Millions) Source: U.S. Census Bureau Note: 2009 through 2013 represent revenue as reported (2) 2013PF Adj. EBITDA reflects normalized Structural margin, annualized cost reductions, and add back EBITDA loss week of December 29, 2013 (see page 22 for reconciliation) (1) 2013PF Gross Margin reflects normalized Structural margin (see page 27 for reconciliation) Note: 2009 through 2012 represent gross profit as reported (0.4%)

www.bluelinxco.com 18 Effective Working Capital Management Working Capital and Turnover • Advanced information and logistics technology allow management to effectively forecast supply and demand to limit inventory requirements and optimize working capital investments ($ in Millions)

www.bluelinxco.com ($ in millions) Cash and Cash Equivalents $ 5 Accounts Receivable, net 150 Inventory, net 224 Other Current Assets 23 PPE, net 111 Tangible Assets $ 513 Funded Debt $ 418 Tangible Assets to Funded Debt 1.23x 19 Capitalization Overview Capitalization Tangible Asset Coverage (1/04/14) ($ in millions) Capitalization as of 01/04/14 $ % Cash and Cash Equivalents $ 5 U.S. Asset - based Revolver ($447.5mm) $ 208 37% Canadian Asset - based Revolver ($10.0mm) 3 1% Mortgage Debt due July 2016 187 34% Bank Overdrafts 19 3% Total Debt $ 418 75% Market Value of Equity 138 25% Total Capitalization $ 556 100% Market value of PPE is substantially in excess of book value

www.bluelinxco.com 20 Slide 20 Improving Credit Enhanced by Valuable Owned Real Estate Portfolio Significant collateral coverage provides downside protection ($ in millions) State Total Square Ft. Acres 2013 Valuation 1 % of Total Value Maryland 684,000 69 $33,966 13.8% Florida 1,054,165 99 23,444 9.5% Massachusetts 453,425 91 19,951 8.1% California 258,800 15 17,659 7.2% Texas 759,241 104 17,269 7.0% Georgia 710,625 65 16,448 6.7% Illinois 670,000 88 14,740 6.0% Other 4,644,512 510 103,412 41.9% Total 9,234,768 1,041 $246,889 100.0% 1 3rd party valuation performed [March] 2013 • BlueLinx maintains a broad portfolio of highly valued owned real estate – $329 million market value as of 2006 appraisal – Provides operational/strategic flexibility • Locations are highly attractive due to their features, size, and access to transportation – 47 locations have rail access – Over 1,040 acres of property across 30 states – ~188,500 average square feet per location

www.bluelinxco.com 21 Appendix

www.bluelinxco.com 22 2013 Pro Forma Financial Summary Notes: (1) Adjusted for discontinued operations (2) Normalized structural margin (see page 27) (3) Net annualized corporate cost reductions (see page 29) (4) Compensation for new CEO FY FY 2013 from Proforma FY 2013 Cont Ops Adjustments 2013PF Net Revenue $2,152.0 ($85.6) $2,066.4 1 $2,066.4 COGS 1,923.5 (79.3) 1,844.2 1 1,829.9 (14.3) 2 Gross Profit $228.5 ($6.3) $222.2 $14.3 $236.5 % Margin 10.6% 10.8% 11.4% Operating Expenses 249.8 (10.0) 239.8 1 234.6 % Sales 11.6% 11.6% (6.5) 3 11.4% 1.3 4 Operating Profit ($21.3) $3.7 ($17.6) $19.5 $1.9 % Margin (1.0%) (0.9%) 0.1% Add: D&A 9.1 9.1 9.1 Stock based Compensation 3.2 3.2 3.2 Restructuring Charges 12.1 12.1 12.1 Less: Gains on Real Estate Sales (5.2) (5.2) (5.2) Other Non-Operating (0.3) (0.3) (0.3) Adjusted EBITDA ($2.4) $3.7 $1.3 $19.5 $20.8 Add back EBITDA loss week of Dec. 29, 2013 1.1 1.1 1.1 Comparable 52-week Adjusted EBITDA ($1.3) $2.4 $21.9 % Margin (0.1%) 0.1% 1.1% ($ in Millions) Closed Ctr

www.bluelinxco.com 23 2012 Pro Forma Financial Summary Notes: (1) Adjusted for discontinued operations FY FY 2012 from 2012 Cont Ops Net Revenue $1,907.8 ($104.7) 1 $1,803.1 COGS 1,677.7 (91.5) 1 1,586.2 Gross Profit $230.1 ($13.2) $216.9 % Margin 12.1% 12.0% Operating Expenses 224.6 (12.7) 1 211.9 % Sales 11.8% 11.8% Operating Profit $5.5 ($0.5) $5.0 % Margin 0.3% 0.3% Add: D&A 8.6 8.6 Stock based Compensation 2.8 2.8 Restructuring Charges 0.0 0.0 Less: Gains on Real Estate Sales (10.4) (10.4) Other Non-Operating (0.0) (0.0) Adjusted EBITDA $6.5 ($0.5) $6.0 % Margin 0.3% 0.3% ($ in Millions) Closed Ctr

www.bluelinxco.com 24 2011 Pro Forma Financial Summary Notes: (1) Adjusted for discontinued operations FY FY 2011 from 2011 Cont Ops Net Revenue $1,755.4 ($83.8) 1 $1,671.6 COGS 1,545.3 (73.7) 1 1,471.6 Gross Profit $210.1 ($10.1) $200.0 % Margin 12.0% 12.0% Operating Expenses 218.4 (10.6) 1 207.8 % Sales 12.4% 12.4% Operating Profit ($8.3) $0.4 ($7.9) % Margin (0.5%) (0.5%) Add: D&A 10.6 10.4 Stock based Compensation 2.0 2.0 Restructuring Charges 1.4 1.4 Less: Gains on Real Estate Sales (10.6) (10.6) Other Real Estate Related (3.4) (3.4) Other Non-Operating (0.5) (0.5) Adjusted EBITDA ($8.8) $0.4 ($8.4) % Margin (0.5%) (0.5%) ($ in Millions) Closed Ctr

Unaudited reconciliation of GAAP to Non-GAAP metrics

Net Sales to Comparable Same Center Sales

	Years Ended				
($ in Millions)	**January 2, 2010**	**January 1, 2011**	**December 31, 2011**	**December 29, 2012**	**January 4, 2014**
Total Net Sales	**$1,646.1**	**$1,804.4**	**$1,755.4**	**$1,907.8**	**$2,152.0**
Less: Closed Center	63.7	81.8	83.8	104.7	85.6
Same Center	1,582.4	1,722.6	1,671.6	1,803.1	2,066.4
Less week of December 29, 2013	-		-	-	19.2
Comparable 13/52-week vs. 13/52-week	**$1,582.4**	**$1,722.6**	**$1,671.6**	**$1,803.1**	**$2,047.2**

Net Loss to Adjusted EBITDA

	Years Ended				
($ in Thousands)	**January 2, 2010**	**January 1, 2011**	**December 31, 2011**	**December 29, 2012**	**January 4, 2014**
GAAP net loss	**($61,463)**	**($53,243)**	**($38,567)**	**($23,027)**	**($40,618)**
Adjustments:					
Depreciation and amortization	16,984	13,365	10,562	8,565	9,117
Interest expense	40,115	29,368	28,834	28,157	28,024
Provision for (benefit from) income taxes	4,564	(589)	962	386	(9,013)
Loss (Profit) from closed distribution centers	1,776	599	477	(489)	3,689
Gain from sale of certain properties	(10,397)	-	(10,604)	(9,885)	(5,220)
Gain from property insurance settlement	-	-	(1,433)	(476)	-
Gain on modification of lease agreement	-	-	(1,971)	-	-
Stock compensation (excluding restructuring)	2,922	3,978	1,974	2,797	3,222
OSB lawsuit settlement gain	-	(5,206)	-	-	-
Tender offer expenses	-	3,030	-	-	-
Gain on early cancellation of Master Supply Agreement with G-P	(17,772)	-	-	-	-
Restructuring and severance related costs	2,160	1,092	1,382	-	12,123
Adjusted EBITDA Same Center	$ (21,111)	$ (7,606)	$ (8,384)	$ 6,028	$ 1,324
Add back EBITDA loss week of December 29, 2013	-	-	-	-	1,081
Comparable 13/52-week vs. 13/52-week	**($21,111)**	**($7,606)**	**($8,384)**	**$6,028**	**$2,405**

BlueLinx
America's Building Products Distributor
25
www.bluelinxco.com

www.bluelinxco.com 26 Gross Margin Trends 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2Q '084Q '082Q '094Q '092Q '104Q '102Q '114Q '112Q '124Q '122Q '13 Product Mix 0% 2% 4% 6% 8% 10% 12% 14% 16% GM % Structural Mix Specialty Mix Structural GM % Specialty GM % Total GM % ▪ In Q1 ’13, the Company took an aggressive long - position in structural wood products in order to grow market share; as wood prices subsequently declined, the Company’s margins declined significantly ▪ Structural gross margins have only fallen below 7% on one other occasion, which was the fourth quarter of 2008 when housing demand dropped from an annual rate of 820 million to 560 million total housing starts Q2 ’13 GM declined to lowest level since 2008 when structural wood prices declined 31% from the end of the 1 st quarter Q4 ’08 GM declined to 4% when structural metal prices fell 45% from the end of the 3 rd quarter

www.bluelinxco.com 27 Gross Margin Adjustment (1) In Q1 - 13, the Company took an aggressive long - position in structural wood products in order to capture market share; as structural wood prices subsequently declined, the Company’s gross margin’s also declined. Historically, the Company manages its Structural Product business to grow with or slightly behind the market, which mitigates the risk of rapidly falling prices. From 2008 through 2012, the Company’s Structural gross margins have ranged from 9.1% to 9.9%. (2) Gross Profit from closed distribution centers per page 22 Gross Profit $ in millions (as reported) 2011 2012 2013 Adj ( 1, 2) 2013PF Specialty $137.3 $145.9 $154.6 $154.6 Structural 64.8 76.9 66.9 14.3 81.2 Other 8.1 7.2 7.0 (6.3) 0.7 Total $210.1 $230.1 $228.5 $8.0 $236.5 Gross Margin % (as reported ) 2011 2012 2013 Adj (1) 2013PF Specialty 12.9% 13.1% 12.9% 12.9% Structural 9.2% 9.5% 6.9% 1.5% 8.4% Other nm nm nm nm Total 12.0% 12.1% 10.6% 0.8% 11.4%

www.bluelinxco.com 28 Industry Trends Source: Data from Random Lengths Publications, Inc., updated as of January 3, 2014 Plywood Price Trend 2008-2013 YTD Southern Sheathing 15/32" 4 Ply. West Zone $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q22013Q3 2013 Q4 ($/msf - 3/8") Oriented Strand Board Price Trend 2008 - 2013 YTD Oriented Strand Board 7/16" North Central Zone $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q22013Q3 2013 Q4 ($/msf - 3/8") Lumber Price Trend 2008 - 2013 YTD Western SPF 2x4 #2 & Btr $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q22013Q3 2013 Q4 ($/mbf) Source: New Residential Construction Annual Rate for Housing Units Started: United States Jan 2008 to Dec 2013 Seasonally Adjusted Total Units 0 200 400 600 800 1,000 1,200 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Thousands of Units

www.bluelinxco.com 29 2013 Restructuring – Cost Reductions Significant Cost Reductions Implemented since June 2013 Area Total ('000) Salaried headcount reductions $11,791 Other G&A (travel & entertainment, professional fees, etc.) $1,380 Total Annual Cost Reductions-2013 $13,171 Sales Investment (additional employees) ($1,800) Savings Realized in 2013 ($4,900) Net Pro Forma Adjustment $6,471

www.bluelinxco.com 30 Summary Historical Balance Sheet ($) FYE Dec - 2011A FYE Dec - 2012A FYE Dec - 2013A Cash and short term investment 4.9 5.2 5.0 Receivables 138.9 157.5 150.3 Inventories 185.6 230.1 223.6 Prepaid expenses 4.7 3.8 3.9 Deferred income tax 0.0 0.0 0.0 Other current assets 22.4 15.6 18.9 Total current assets 356.5 412.1 401.7 Total property, plant, and equipment 221.5 217.0 207.3 Accumulated depreciation (98.3) (101.7) (96.2) Total property, plant, and equipment 123.1 115.4 111.1 Other non current assets 24.2 17.2 17.4 Intangibles, net 0.1 0.0 0.0 Other non current assets 24.3 17.2 17.4 Total assets 503.9 544.7 530.2 Accounts payable 70.2 77.9 60.4 Bank overdrafts 22.4 35.4 19.4 Accrued compensation 4.5 6.2 4.2 Current maturities other debt 0.0 0.0 0.0 Current maturities mortgage debt 9.0 8.9 9.1 Other current liabilities 16.9 11.4 13.8 Total current liabilities 123.1 139.7 106.8 Long term other debt 94.5 171.4 211.2 Long term mortgage debt 234.2 197.0 177.8 Deferred income taxes 0.0 0.0 0.0 Other noncurrent liabilities 43.8 57.1 40.3 Noncurrent Liabilities 372.5 425.6 429.3 Total liabilities 495.5 565.3 536.1 Common Stock 0.6 0.6 0.9 Additional paid in capital 207.6 209.8 251.1 Retained earnings (131.9) (154.9) (195.5) Common stock dividend (46.1) (46.1) (46.1) Other equity (21.9) (30.0) (16.3) Common shareholders equity 8.4 (20.6) (5.9) Total liabilities and shareholders equity 503.9 544.7 530.2 Summary Financials

www.bluelinxco.com 31 Debt U.S. Revolver ▪ LIBOR plus 3.50% as of January 4, 2014 ▪ $447.5 million facility with additional $75 million uncommitted accordion facility – Matures April 15, 2016 Canadian Revolver ▪ LIBOR or Bankers’ Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00% ▪ $10 million facility with additional $5 million uncommitted accordion facility – Matures the earlier of August 12, 2016 or the maturity of the U.S. Revolver Mortgage (10 Year Term @ 6.35%) ▪ Matures July 2016 ▪ Remaining real estate under the 2006 mortgage appraised at approximately $329 million in June 2006 with a book value of $86.6 mi llion as of January 4, 2014. ▪ LCR Trap is triggered if operating TTM EBITDAR coverage ratio isless than 2.5x for two consecutive quarters ▪ Principal – 2014 $9.1 million; 2015 $2.7 million; 2016 $175.1 million March 31, 2012 June 30, 2012 September 29, 2012 December 29, 2012 March 30, 2013 June 29, 2013 September 28, 2013 January 4, 2014 Revolving Credit Facilities $177.7 $206.7 $185.2 $171.5 $242.4 $300.0 $239.5 $211.2 Mortgage 236.1 235.5 234.9 206.0 205.3 201.8 198.4 186.9 TOTAL DEBT (GAAP) $413.8 $442.2 $420.1 $377.4 $447.7 $501.8 $437.9 $398.1 Less: Cash and Cash (5.9) (5.2) (7.9) (5.2) (5.3) (8.4) (6.9) (5.0) Mortgage LCR Trap (7.3) (10.0) (25.6) - (3.0) (2.8) (9.0) - Net Debt (Non - GAAP) $400.6 $427.0 $386.6 $372.2 $439.4 $490.6 $422.0 $393.1 Debt $ in millions 1492265 - 001

www.bluelinxco.com 32 www.BlueLinxco.com